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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 26, 2000


                                   ----------


                              CHASE INDUSTRIES INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                          1-13394                       51-0328047
        (State or other              (Commission File Number)           (I.R.S. Employer
jurisdiction of incorporation)                                       Identification Number)

    14212 COUNTY ROAD M-50
       MONTPELIER, OHIO                                                      43543
     (Address of principal                                                 (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (419) 485-3193

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         A. Rights Agreement.

         On December 26, 2000, the Board of Directors of Chase Industries Inc. (the "Company"), authorized the issuance of one preferred share purchase right (a "Right") with respect to each outstanding share of common stock, $0.01 par value (the "Common Shares"), of the Company. The rights will be issued on January 5, 2001, to the holders of record of Common Shares on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value (the "Preferred Shares"), of the Company at a price of $30 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of December 28, 2000, between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

         Detachment of Rights; Exercise. Initially, the Rights will attach to all Common Share certificates representing outstanding shares and no separate Right Certificate will be distributed. The Rights will separate from the Common Shares and a "Distribution Date" will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person, or (ii) 10 business days following the commencement or announcement of an intention to commence a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person, subject to the Board of Directors' right to defer a Distribution Date upon an occurrence described in this clause (ii). Although the public announcement by Chase Acquisition Corporation on December 18, 2000, of its intent to commence an unsolicited tender offer that would result in it becoming an Acquiring Person did not cause a Distribution Date to occur, the subsequent commencement of the tender offer on January 2, 2001, will cause the Distribution Date to occur on January 17, 2001, unless the Board of Directors elects to defer the Distribution Date with respect to the tender offer. See "Item 5.C. Unsolicited Tender Offer" below.

         In general, a person becomes an Acquiring Person if such person or a group of which such person is a member acquires beneficial ownership of 20% or more of the Company's outstanding voting common stock, or any additional shares of the Company's common stock in the case of any person or group that owned 20% or more of the Company's outstanding voting common stock as of December 26, 2000. Holders of shares of Chase Industries nonvoting common stock are deemed to have beneficial ownership of the number of shares of voting common stock into which such nonvoting shares are convertible.

         Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced, with respect to any of the Common Shares outstanding on January 5, 2001, by the certificates representing such Common Shares with a copy of the Summary of Rights attached thereto, (ii) the Rights will be transferred with and only with the Common Shares, (iii) new Common Share certificates issued after January 5, 2001, upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Shares outstanding as of January 5, 2001, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on December 26, 2010 (the "Final Expiration Date"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

         If a person or group were to become an Acquiring Person, then each Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) would become a right to buy that number of Common Shares (or under certain circumstances, receive the equivalent number of one one-thousandths of a Preferred Share or other assets or securities of the Company) that at the time of such acquisition would have a market value of two times the Purchase Price of the Right.

         If, at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

         Preferred Shares. The dividend and liquidation rights, and the non-redemption feature, of the Preferred Shares are designed so that the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right will approximate the value of one Common Share. The Preferred Shares issuable upon exercise of the Rights will be non-redeemable and rank junior to all other series of the Company's preferred stock. Each whole Preferred Share will be entitled to receive a quarterly preferential dividend in an amount per share equal to the greater of (i) $0.01 in cash, or (ii) 1,000 times the dividend declared on each Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to receive a preferential liquidation payment equal to the greater of (i) $10.00 per share, or (ii) an amount per share equal to 1,000 times the payment made on each Common Share. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash or other property, each whole Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Each whole Preferred Share shall be entitled to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, and Preferred Shares shall generally vote together as one class with the Common Stock, and any other capital stock, entitled to vote thereon on all matters submitted to a vote of stockholders of the Company.


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         The offer and sale of the Preferred Shares issuable upon exercise of the Rights will be registered with the Securities and Exchange Commission and such registration will not be effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of one one-thousandths of a Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Exchange Option. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and before the acquisition by a person or group of 50% or more of the outstanding voting common stock, the Board of Directors may, at its option, issue Common Shares (or Preferred Shares) in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Rights (other than Rights owned by such person or group which would become null and void) at an exchange ratio of one Common Share (or one one-thousandth of a Preferred Share) for each Right then outstanding.

         Redemption of Rights. At any time prior to the time that a person or group has become an Acquiring Person, the Board of Directors of the Company may redeem all but not less than all the then outstanding Rights at a price of $0.0001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to extend the Final Expiration Date, and, provided a Distribution Date has not occurred, to extend the period during which the Rights may be redeemed, except that after the first public announcement that a person or group has become an Acquiring Person, no such amendment may materially and adversely affect the interests of the holders of the Rights.

         A copy of the press release announcing the adoption of the Rights Agreement is attached hereto as Exhibit 99.7 and incorporated herein by reference.

         B. Bylaw Amendments.

         On December 26, 2000, the Board of Directors of the Company also approved a number of amendments to the Company's Bylaws. The amendments provide for, among other things, advance notice to the Company of plans by stockholders to nominate directors for election or to propose other action at any annual or special meeting of the Company's stockholders, the right of the board of directors to set the date for any special meeting of stockholders, and prior notice to the board of directors of any proposed action to be taken by written consent in order to allow the board to set a record date for such consent. The provisions of the bylaws amended on December 26, 2000, may only be repealed or amended upon approval of a majority of the Board of Directors or not less than two-thirds of the outstanding shares of common stock entitled to vote thereon. A copy of the press release announcing these amendments is attached hereto as
Exhibit 99.7 and incorporated herein by reference.

         The foregoing description of the rights and the bylaw amendments does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, form of Certificate of Designation of Series A Junior Participating Preferred Stock, form of Right Certificate, form of Summary of Rights to Purchase Preferred Stock and the Bylaws filed as exhibits hereto and incorporated herein by reference.

         C. Unsolicited Tender Offer.

         On December 18, 2000, an investor group including a unit of Citicorp Venture Capital Ltd. issued a press release stating that it intended to commence an unsolicited tender offer for 2,300,000 shares (or 15%) of the Company's outstanding common stock at a price of $10.50 per share in cash. On January 2, 2001, this unsolicited tender offer was commenced. The terms of the offer are described in the Schedule TO (and Offer to Purchase filed as Exhibit (a)(1)(A) thereto) filed by Chase Acquisition Corporation and Court Square Capital Limited with the Securities and Exchange Commission on January 2, 2001. According to the Offer to Purchase, the offer is scheduled to expire January 31, 2001, and if the offer is successful, shares that are not acquired in the tender offer will be acquired in a subsequent merger at a per-share price, to be paid in cash, equal to the highest price per share paid pursuant to the tender offer.

         The Board of Directors of the Company has engaged Credit Suisse First Boston to advise it in connection with its evaluation of the proposed transaction. The Board of Directors intends to formally respond to the transaction on or before January 16, 2001, and has urged stockholders of the Company to defer making a determination whether to accept or reject the proposed tender offer until the Board of Directors makes its formal recommendation.

         The December 18, 2000, public announcement of the intent to commence the tender offer expressly is excluded from causing the occurrence of a Distribution Date under the Rights Agreement described in Item 5.A. above, but the subsequent commencement of the tender offer on January 2, 2001, will result in Chase Acquisition Corporation and/or Court Square Capital Limited becoming an Acquiring Person for purposes of the Rights Plan and, therefore, will cause the occurrence of a Distribution Date under the Rights Plan on January 17, 2001, unless the Board of Directors elects to defer the occurrence of the Distribution Date or amend the Rights Agreement so that the Chase Acquisition Corporation transaction does not cause the Rights to become exercisable, as permitted under the Rights Plan.

         Copies of the Company's press releases dated December 18, 2000, and January 2, 2001, regarding the tender offer are attached hereto as Exhibits 99.6 and 99.8, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Rights Agreement, dated as of December 28, 2000,
                           between Chase Industries Inc. and Mellon Investor
                           Services LLC, specifying the terms of the Rights, which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock as
                           Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

         99.2     --       Form of Certificate of Designation of Series A Junior
                           Participating Preferred Stock (included as Exhibit A to the Rights Agreement (Exhibit 99.1 hereto)) setting forth the terms of the Series A Junior
                           Participating Preferred Stock, par value $.01 per share.

         99.3     --       Form of Right Certificate (included as Exhibit B to
                           the Rights Agreement (Exhibit 99.1 hereto)). Pursuant to the Rights Agreement, printed Right Certificates will not be delivered until as soon as practicable after the Distribution Date.

         99.4     --       Form of Summary of Rights to Purchase Preferred
                           Shares (included as Exhibit C to the Rights Agreement
                           (Exhibit 99.1 hereto)) which, together with certificates representing the outstanding Common
                           Shares of the Company, shall represent the Rights prior to the Distribution Date.

         99.5     --       Bylaws of Chase Industries Inc., as amended and
                           restated as of December 26, 2000.

         99.6     --       Press release dated December 18, 2000 (incorporated
                           by reference to the Company's Schedule 14D-9 filed with the Securities and Exchange Commission on December 18, 2000.

         99.7     --       Press release dated December 27, 2000 (incorporated
                           by reference to the Company's Schedule 14D-9 filed with the Securities and Exchange Commission on December 27, 2000).

         99.8     --       Press release dated January 2, 2001.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHASE INDUSTRIES INC.



                                   By: /s/ Martin V. Alonzo
                                      ------------------------------------------
                                           Martin V. Alonzo
                                           President and Chief Executive Officer


Date:    January 4, 2001

                               INDEX TO EXHIBITS

      EXHIBIT
      NUMBER               DESCRIPTION
      -------              -----------
         99.1     --       Rights Agreement, dated as of December 28, 2000,
                           between Chase Industries Inc. and Mellon Investor
                           Services LLC, specifying the terms of the Rights,
                           which includes the form of Certificate of Designation
                           of Series A Junior Participating Preferred Stock as
                           Exhibit A, the form of Right Certificate as Exhibit B
                           and the Summary of Rights to Purchase Preferred Stock
                           as Exhibit C.

         99.2     --       Form of Certificate of Designation of Series A Junior
                           Participating Preferred Stock (included as Exhibit A
                           to the Rights Agreement (Exhibit 99.1 hereto))
                           setting forth the terms of the Series A Junior
                           Participating Preferred Stock, par value $.01 per
                           share.

         99.3     --       Form of Right Certificate (included as Exhibit B to
                           the Rights Agreement (Exhibit 99.1 hereto)). Pursuant
                           to the Rights Agreement, printed Right Certificates
                           will not be delivered until as soon as practicable
                           after the Distribution Date.

         99.4     --       Form of Summary of Rights to Purchase Preferred
                           Shares (included as Exhibit C to the Rights Agreement
                           (Exhibit 99.1 hereto)) which, together with
                           certificates representing the outstanding Common
                           Shares of the Company, shall represent the Rights
                           prior to the Distribution Date.

         99.5     --       Bylaws of Chase Industries Inc., as amended and
                           restated as of December 26, 2000.

         99.6     --       Press release dated December 18, 2000 (incorporated
                           by reference to the Company's Schedule 14D-9 filed
                           with the Securities and Exchange Commission on
                           December 18, 2000.

         99.7     --       Press release dated December 27, 2000 (incorporated
                           by reference to the Company's Schedule 14D-9 filed
                           with the Securities and Exchange Commission on
                           December 27, 2000).

         99.8     --       Press release dated January 2, 2001.